Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”), is entered into as of this 24th day of September, 2010, by and among NETSPEND HOLDINGS, INC., a Delaware corporation (the “Borrower”), NETSPEND CORPORATION, a Delaware corporation (“NetSpend”), SKYLIGHT ACQUISITION I, INC., a Delaware corporation (“Skylight Parent”), SKYLIGHT FINANCIAL INC., a Delaware corporation (“Skylight Subsidiary”), NETSPEND PAYMENT SERVICES, INC., a Delaware corporation (“NPSI”; the Borrower, NetSpend, Skylight Parent, Skylight Subsidiary and NPSI, together with each other Subsidiary that becomes a Grantor hereto pursuant to Section 5.11 of the Credit Agreement (defined below), each, a “Grantor” and, collectively, the “Grantors”), and SUNTRUST BANK, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement dated as of the date hereof (as the same may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Administrative Agent, and the several banks and other financial institutions and lenders party thereto (collectively, the “Lenders”), pursuant to which, among other things, the Lenders have agreed to make Loans and issue Letters of Credit to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, each Grantor (other than the Borrower) has entered into that certain Guaranty Agreement dated as of the date hereof (as the same may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”) in favor of the Administrative Agent on behalf of the Secured Parties pursuant to which, among other things, such Grantor has guaranteed the prompt payment and performance of all of the Obligations;

WHEREAS, the Grantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;

WHEREAS, each Grantor has determined that its execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party directly benefits, and is within the corporate or limited liability company purposes and in the best interests of, such Grantor;

WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement and the making of Loans and issuance of Letters of Credit pursuant thereto, each Grantor is required to execute and deliver this Agreement; and

WHEREAS, to secure the due and punctual payment and performance of the Obligations, each Grantor wishes to grant to the Administrative Agent, on behalf of the Secured Parties, a security interest in and lien on the Collateral (as defined below).

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the UCC is used to define any term used herein and if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern.  For purposes hereof, (a) “Secured Parties” shall mean, collectively, the Lenders, the Administrative Agent and Persons who are parties to a Bank Product or Hedging Transaction entered into with any Grantor so long as such Person was a Lender or an Affiliate of a Lender at the time such Bank Product or Hedging Transaction was entered into, and “Secured Party” shall mean any one of the foregoing and (b) “Security Termination” shall mean such time at which each of the following events shall have occurred on or prior to such time:  (i) all Commitments have terminated or expired, (ii) the Credit Agreement has terminated, (iii) all Obligations (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been paid in full in cash, and (iv) all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made) as provided for in the Credit Agreement.

2.             Grant of Security Interest.

(a)           Each Grantor hereby unconditionally grants, assigns, and pledges to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in and security title to and lien on (hereinafter referred to as the “Security Interest”) all of its property and assets whether now owned or existing or hereafter created, acquired, reacquired or arising, and wherever located, including, without limitation, such Grantor’s right, title and interest in and to the property and assets described below and all substitutions therefor, accessions thereto and improvements thereon (collectively, the “Collateral”):

(i)            Inventory;

(ii)           Equipment and Fixtures;

(iii)          Accounts;

(iv)          (1) All subscriber contracts, customer service agreements, and other agreements to which such Grantor is a party, whether now existing or hereafter arising (collectively, the “Contracts”); (2) all lease agreements for real property or personal property to which such Grantor is a party (collectively, the “Leases”), whether now existing or hereafter arising; and (3) all other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of such Grantor, together with all amendments thereto and all other documents executed in connection therewith (collectively, the “Other Contracts”);

(v)           Deposit Accounts;

(vi)          General Intangibles, including, without limitation, all patents, patent applications, trademarks and the goodwill associated with such trademarks, trademark applications, copyrights, copyright applications, trade secrets, domain names, all licenses with respect to the foregoing, and all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including, without limitation, rights to recover for past, present and future violations thereof;

(vii)         Letter of Credit Rights;

(viii)        All of such Grantor’s right, title and interest existing in and to all of the Capital Stock in other Persons (each, a “Pledged Company”) now owned or hereafter acquired by such Grantor including, but not limited to, all of the Capital Stock in each of the Subsidiaries of such Grantor, as more particularly described on Schedule 1 attached hereto and incorporated by reference herein but specifically excluding any Excluded Foreign Stock (as defined below)(collectively, the “Pledged Capital Stock”) and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Pledged Capital Stock, the right to receive any certificates representing any of the Pledged Capital Stock, all warrants, options, share appreciation rights, registration rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing;

(ix)           Investment Property and all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies and under the partnership agreements of each of the Pledged Companies that are partnerships;

(x)            To the extent now or hereafter permitted by applicable law, all franchises, licenses, permits and operating rights authorizing or relating to such Grantor’s business (collectively, the “Licenses”);

(xi)           All books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information);

(xii)          All software of such Grantor, other than software embedded in any category of goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program (collectively, the “Software”);

(xiii)         All goods, chattel paper, documents, instruments, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates and other tangible and intangible personal property not included above;

(xiv)        All Commercial Tort Claims described on Schedule 3 hereof;

(xv)         All Supporting Obligations, including, without limitation, letters of credit and guaranties issued in support of Accounts, chattel paper, documents, Intangibles, instruments, or Investment Property; and

(xvi)        All products and proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of any of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above, or of any franchise, license, permit or operating right issued by any governmental or regulatory body or agency, whether or not constituting a License, including, without limitation, the proceeds of the sale or other disposition of any License, together with all proceeds of, or payments under, or in respect of any policies of insurance covering any or all of the above, indemnity or warranty payments with respect to any of the above, the proceeds of any award in condemnation with respect to any of the property covered above, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds (collectively, the “Proceeds”).

Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the term “Collateral” shall not include: (i) any voting Capital Stock of any Foreign Subsidiary to the extent that the granting of such liens would result in adverse tax consequences to the Borrower; provided, that, in such event, 65% of the Capital Stock of the first tier Foreign Subsidiaries of a Loan Party may be pledged (such excluded stock, the “Excluded Foreign Stock”), (ii) crops or farm products, (iii) vehicles and other equipment subject to a certificate of title statute, (iv) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained; provided that, the foregoing exclusions of this clause (iv) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Administrative Agent’s security interest or lien notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement, or (v) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.  The foregoing exclusions of clauses (i) and (iv) shall in no way be construed to limit, impair, or otherwise affect any of Administrative Agent’s or any other Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Capital Stock (including any Accounts or Capital Stock), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Capital Stock).  For the avoidance of doubt, cardholder funds are not the property of any Credit Party and such cardholder funds or any account in which such cardholder funds are maintained shall not be included as Collateral of any Credit Party.

(b)           This Agreement and the Security Interest granted in the Collateral secure (i) the timely fulfillment and performance of each and every covenant and obligation of each Grantor under this Agreement, the Credit Agreement, the Guaranty Agreement and any other Loan Documents to which any Grantor is a party and (ii) the payment and performance of all Obligations (collectively, the “Secured Obligations”).

(c)           Notwithstanding anything herein to the contrary, unless an Event of Default has occurred and is continuing, and except as otherwise provided herein or in any of the other Loan Documents, each Grantor shall have the right to receive and retain all cash and cash equivalent proceeds of the Pledged Capital Stock, including, but not limited to, cash dividends and distributions received by such Grantor to the extent permitted by the Loan Documents.  It is the intention of the parties hereto that beneficial ownership of the Pledged Capital Stock, including, without limitation, all voting, consensual and distribution rights, shall remain in the Grantors until the occurrence and during the continuance of an Event of Default and until the Administrative Agent shall notify the Grantors of the Administrative Agent’s exercise of voting, consensual and distribution rights to the Pledged Capital Stock pursuant to Section 19 of this Agreement.

(d)           For avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision.  Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

(e)           The Security Interest is granted as security only and shall not subject the Administrative Agent or the Secured Parties to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

3.             Further Assurances; Authorization; Power of Attorney.

(a)           Each Grantor agrees to make, execute, deliver or cause to be done, executed and delivered, from time to time, all such further acts, documents and things as the Administrative Agent, on behalf of itself or any Secured Party, may reasonably require for the purpose of perfecting or protecting its or their rights hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor, including, but not limited to, delivery of updated schedules describing the Collateral at such times as the Administrative Agent may request and in form and substance reasonably satisfactory to the Administrative Agent.  Each Grantor shall take or cause to be performed such acts and actions as shall be necessary to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person except for Permitted Liens.

(b)           Each Grantor hereby authorizes the Administrative Agent, on behalf of the Secured Parties, to file such financing statements and such other documents with respect to the Collateral without the signature of such Grantor (as applicable) in such form and in such filing offices as any of the Secured Parties may deem necessary or reasonably desirable to protect or perfect the interest of any of the Secured Parties in the Collateral and such Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Each Grantor agrees to furnish any information described in clause (ii) of the foregoing sentence to the Administrative Agent promptly upon request.  Each Grantor further irrevocably appoints the Administrative Agent, on behalf of the Secured Parties, as such Grantor’s attorney-in-fact, with power of attorney to execute on behalf of such Grantor such Uniform Commercial Code financing statement amendment forms as any of the Secured Parties may from time to time deem necessary or desirable to protect or perfect such interest.  Such power of attorney is coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain unpaid or unperformed or any of the Lenders have any obligation to make Loans and issue Letters of Credit under the Credit Agreement, regardless of whether the conditions precedent to the making of any such Loans and issuance of Letters of Credit have been or can be fulfilled.

4.             Covenants with respect to Perfection of Security Interest.

(a)           Pledge of Instruments; Chattel Paper.

(i)            Unless the Administrative Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to the Administrative

Agent all Collateral consisting of negotiable documents, chattel paper, promissory notes and instruments with a face amount in excess of $500,000 and certificated securities (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

(ii)           If required by the terms of the Credit Agreement and not waived by the Administrative Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Investment Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

(iii)          Each Grantor shall obtain a Deposit Account Control Agreement with each bank or financial institution holding a Deposit Account (other than any Excluded Account) for such Grantor in accordance with the terms of the Credit Agreement, which agreements shall be in form and substance reasonably satisfactory to the Administrative Agent.

(iv)          If any Grantor is or becomes the beneficiary of a letter of credit with a face amount in excess of $500,000, such Grantor shall promptly, and in any event within ten (10) Business Days after becoming a beneficiary, notify the Administrative Agent thereof and, unless the Administrative Agent shall otherwise consent in writing (which consent may be revoked), use commercially reasonable efforts to enter into a tri-party agreement with the Administrative Agent and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to the Administrative Agent and directing all payments thereunder to the account indicated by the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent and such Grantor.

(v)           Each Grantor shall take all steps reasonably necessary to grant the Administrative Agent control of all electronic chattel paper with a face amount in excess of $500,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

(vi)          Each Grantor shall promptly, and in any event within ten (10) Business Days after the same has been acquired by it, notify the Administrative Agent of any commercial tort claim (as defined in the UCC) with a face amount in excess of $500,000 acquired by it and unless otherwise consented by the Administrative Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Administrative Agent a Lien in such commercial tort claim.

(vii)         If at any time any Grantor has taken a security interest in any property of an account debtor or any other Person to secure payment and performance of an Account, such Grantor is hereby deemed to have assigned such security interest to the Administrative Agent as collateral security hereunder, unless such assignment is prohibited by the terms of any such agreement between such Grantor and such account debtor or by applicable law.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other Person granting the security interest.  So long as no Event of Default has occurred and is continuing, the Administrative Agent and the Lenders will refrain from communicating in any manner with any such account debtor, its creditors, transferees or other Person granting the security interest.

(viii)        No Grantor shall, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

(b)           Covenants Regarding Patent, Trademark and Copyright Collateral.

(i)            Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any patent owned by such Grantor which is material to the conduct of such Grantor’s business may lapse prior to the end of its statutory term, and to use its commercially reasonable efforts to avoid any such patent from becoming invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a patent owned by such Grantor with the relevant patent number as may be reasonably necessary and sufficient to establish and preserve its rights under applicable laws.

(ii)           Each Grantor (either itself or through its licensees or its sublicensees) will, for each trademark owned by such Grantor that is material to the conduct of such Grantor’s business, (A) maintain such trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain the quality of products and services offered under such trademark, (C) if applicable, display such trademark with notice of any Federal or foreign registration to the extent reasonably necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such trademark in violation of any third party rights.

(iii)          Each Grantor (either itself or through its licensees) will, for each work covered by a copyright owned by such Grantor that is material to the conduct of such Grantor’s business, continue to, as applicable, publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as reasonably necessary and sufficient to establish and preserve its rights under applicable laws.

(iv)          Each Grantor shall promptly notify the Administrative Agent if it knows or has reason to know that any patent, trademark or copyright owned by such Grantor that is material to the conduct of its business could be reasonably expected to become abandoned, lost or dedicated to the public (other than at the end of its statutory term), or of any adverse legal determination (including the institution of, or any such adverse determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country, other than office actions issued in the ordinary course of prosecution) of which such Grantor has notice regarding such Grantor’s ownership of any such patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(v)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any patent, trademark or copyright (or for the registration of any trademark or copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly (and in any event within thirty (30) days of the date of such filing) informs the Administrative Agent thereof, and, upon the request of the Administrative Agent, each Grantor shall promptly execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such patent, trademark or copyright (including but not limited to, a Copyright Security Agreement in substantially the form attached hereto as Exhibit A, a Patent Security Agreement in substantially the form attached hereto as Exhibit B, and a Trademark Security Agreement in substantially the form attached hereto as Exhibit C, as applicable (collectively, “Intellectual Property Security Agreements”)), and each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable during the term of this Agreement.

(vi)          Each Grantor will take all reasonably necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to the patents, trademarks and/or copyrights (and to obtain the relevant grant or registration) that are owned by such Grantor and material to the conduct of such Grantor’s business and to maintain each issued patent and each registration of the trademarks and copyrights that are owned by such Grantor and material to the conduct of such Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if such Grantor determines it is in its best interests, to initiate opposition, interference and cancellation proceedings against third parties.

(vii)         In the event that any Grantor has reason to believe that any Collateral consisting of a patent, trademark or copyright owned by such Grantor and material to the conduct of such Grantor’s business has been or is, to the knowledge of such Grantor, about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Administrative Agent and shall, if such Grantor determines that it is commercially reasonable, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation and/or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(viii)        Upon and during the continuation of an Event of Default, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License to effect the assignment of all of such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee to the extent such right, title and interest has not previously been assigned.

(c)           Covenants Regarding Pledged Capital Stock and Subsidiaries.  Each Grantor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, (i) vote or take any action with respect to the Pledged Capital Stock which would constitute a Default or an Event of Default, (ii) except as permitted under the Credit Agreement, consent to the issuance of any additional Capital Stock in any Subsidiary of such Grantor to any Person other than such Grantor, (iii) consent to any amendment, supplement, waiver, or other modification of any term, condition, or provision of the articles or certificate of incorporation, bylaws, partnership certificate, limited liability company certificate, partnership agreement, limited liability company agreement, or other organizational or governing document of such Grantor or any Subsidiary of such Grantor (A) in any manner materially adverse to the Secured Parties or (B) which would adversely affect the Secured Party’s lien on the Collateral of any such Grantor or Subsidiary of such Grantor, (iv) except as permitted under the terms of the Credit Agreement, cause, permit or allow any of the Pledged Capital Stock or any asset of any Subsidiary of such Grantor to be leased, sold, conveyed, pledged, hypothecated, transferred or otherwise encumbered or disposed of, or (v) cause, permit or allow any Subsidiary of such Grantor to be dissolved or liquidated or to acquire, be acquired by, merged or consolidated into or with any other Person, in each case, except as permitted under the terms of the Credit Agreement.

5.             Loan Document Terms.  Each Grantor shall at all times comply with the covenants and other obligations, including, without limitation, the Obligations, applicable to it under the Credit Agreement and each other Loan Document, and each such covenant and other obligation is hereby incorporated herein by reference and made a part hereof.

6.             Representations and Warranties.  Each Grantor represents and warrants to the Secured Parties that:

(a)           such Grantor is the legal and beneficial owner of the Collateral;

(b)           the execution, delivery and performance of this Agreement and the fulfillment of the terms hereof (i) will not result in a breach of any of the terms or provisions of, or constitute a default under its articles or certificate of incorporation, bylaws, partnership certificate, limited liability company certificate, partnership agreement, limited liability company agreement, or other organizational or governing document as presently in effect, or any applicable law, or result in the termination or cancellation of or any default under any material indenture, mortgage, deed of trust, deed to secure debt or other agreement or instrument to which such Grantor is a party or by which any of such Grantor’s property is bound or affected, (ii) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and filings necessary to perfect the Security Interest in the Collateral, and (iii) will not violate any Requirements of Law applicable to such Grantor or any judgment, order or ruling of any Governmental Authority;

(c)           such Grantor has taken all necessary legal action to authorize the execution and delivery of this Agreement by such Grantor, and this Agreement, when executed and delivered, will be the valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the limitations on enforceability under bankruptcy, moratorium, reorganization, insolvency and similar laws affecting the enforceability of creditors rights generally and limitations on the availability of equitable remedies imposed by the application of general equity principles;

(d)           the Security Interest in the Collateral granted to the Administrative Agent, for itself and on behalf of the Secured Parties, hereunder shall constitute, upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, a perfected first priority security interest in the Collateral, subject only to Permitted Liens and to the extent that a first priority security interest can be granted by such a filing and the terms and conditions of this Agreement;

(e)           all Pledged Capital Stock has been duly authorized and validly issued, and constitutes (i) with respect to any Domestic Subsidiary or other domestic Person, one hundred percent (100%) of the Capital Stock owned by such Grantor in the issuer of such Capital Stock and (ii) with respect to any Foreign Subsidiary, sixty-five percent (65%) of the voting Capital Stock of such Foreign Subsidiary and one-hundred percent (100%) of the non-voting Capital Stock of such Foreign Subsidiary);

(f)            such Grantor has the unencumbered right and power to pledge the Pledged Capital Stock as provided herein;

(g)           the information set forth in Schedule 1 hereto relating to the Pledged Capital Stock is true, correct and complete in all respects as of the date hereof;

(h)           none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC,

(iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

Not in limitation of the foregoing, each Grantor further makes each of the representations and warranties applicable to it under the Credit Agreement and each other Loan Document, and each such representation and warranty is hereby incorporated herein by reference and made a part hereof.

7.             Location of Chief Executive Office, FEIN, Organizational Number and Name Change.  Each Grantor further represents and warrants that, as of the date hereof, its jurisdiction of organization, its chief executive office and the locations of all of its records concerning its Collateral, and its Federal Employer Identification Number and Organizational Number, if any, are as set forth on Schedule 2 attached hereto.

Each Grantor hereby covenants and agrees that it shall not keep any of such records at any other address not listed on Schedule 2 unless written notice thereof is given to the Administrative Agent, at least ten (10) days prior to the effective date of any new address for the keeping of such records and such Grantor has taken all action deemed reasonably necessary by the Administrative Agent to cause its Security Interest in the Collateral to be perfected with the priority required by this Agreement.  Each Grantor further agrees that it shall promptly advise the Administrative Agent in writing of the opening of any new place of business and such Grantor has taken all action deemed reasonably necessary by the Administrative Agent to cause its Security Interest in the Collateral to be perfected with the priority required by this Agreement.  Each Grantor hereby covenants and agrees that it shall not change its name, identity, corporate structure, organizational number, state of incorporation or organization except as permitted by Section 6.3(a) of the Credit Agreement and only if such Grantor has taken all action reasonably deemed necessary by the Administrative Agent to cause its Security Interest in the Collateral to be perfected with the priority required by this Agreement.  Each Grantor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of the Administrative Agent in accordance with the terms of the Credit Agreement.

8.             Collateral Not Fixtures.  The parties intend that the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

9.             Risk of Loss, Sale of Collateral.  Any and all injury to, or loss or destruction of, the Collateral shall be at the risk of the Grantors, and shall not release the Grantors from their obligations hereunder.  Except as permitted under the Credit Agreement, each Grantor agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral in any manner.  Each Grantor agrees that the Administrative Agent, on behalf of the Secured Parties, may, but shall in no event be obligated to, insure any of the Collateral in such form and amount as the Administrative Agent, on behalf of the Secured Parties, reasonably may deem necessary if such Grantor fails to obtain insurance as required by the Credit Agreement, and that the Administrative Agent, on behalf of the Secured Parties, may, if such Grantor fails to do so as required by the Credit Agreement, pay or discharge any taxes, Liens, or encumbrances on any of the Collateral, and such Grantor agrees to promptly pay any such sum so expended by the Administrative Agent with interest at the rate applicable to Loans at such time, and such sums and interest shall be deemed to be a part of the Secured Obligations secured by the Collateral under the terms of this Agreement.

10.           Application of Distributions.  Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent is hereby granted full irrevocable power and authority to hold, use and apply all cash and non-cash dividends and distributions issued in connection with the Pledged Capital Stock, together with all interest earned thereon, in partial payment of the Secured Obligations and may convert any such non-cash distributions to cash and apply the proceeds thereof as well as any cash distributions (a) in partial payment of the Secured Obligations and (b) in payment of charges or expenses incurred by the Secured Parties, or any of them, to which they are entitled pursuant to the Credit Agreement, in connection with any and all things which the Secured Parties, or any of them, may do or cause to be done hereunder.

11.           Additional Collateral Securities.  Subject to the limitations in Section 2 of this Agreement, in the event that, during the term of this Agreement:

(a)           any reclassification, readjustment, or other change is declared or made with respect to any of the Pledged Capital Stock (including, without limitation, any certificate representing a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of interests, spinoff, split-off or otherwise), or any promissory notes or other instruments (in the case of promissory notes or other instruments with a face amount in excess of $500,000) are received by any Grantor, by virtue of its being or having been an owner of any Collateral, all new, substituted and additional Capital Stock, promissory notes, or instruments issued by reason of any such change and received by any Grantor, or to which any Grantor shall be entitled, shall be pledged to the Administrative Agent, on behalf of the Secured Parties, together with any necessary endorsement or assignments endorsed in blank by such Grantor, and a revised Schedule 1 which shall replace the then existing Schedule 1 to this Agreement and shall thereupon constitute Collateral to be subject to the Liens of the Administrative Agent, on behalf of the Secured Parties, as Collateral under the terms of this Agreement;

(b)           any subscriptions, warrants, appreciation rights or any other rights or options or any other security, whether as an addition to, substitution for, or in exchange for any Pledged Capital Stock, or otherwise, shall be issued in connection with any of the Pledged Capital Stock (except as permitted under the Credit Agreement), all new interests or other securities acquired through such subscriptions, warrants, appreciation rights, rights or options by any Grantor shall be pledged to the Administrative Agent, on behalf of the Secured Parties, and shall thereupon constitute Pledged Capital Stock, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Collateral under the terms of this Agreement; and

(c)           any distribution payable in securities or property other than cash, or other distribution in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, is received by any Grantor, by virtue of its being or having been an owner of any Pledged Capital Stock, such Grantor shall receive such payment or distribution in trust, for the benefit of the Secured Parties, shall segregate same from such Grantor’s other property and shall deliver it to the Administrative Agent in the exact form received, with any necessary endorsement or assignments duly executed in blank, to be encumbered by the Administrative Agent, on behalf of the Secured Parties, as Collateral hereunder.

12.           Remedies.

(a)           Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have such rights and remedies as are set forth in the Credit Agreement and herein, all the rights, powers and privileges of a secured party under the UCC or the Uniform Commercial Code of any other applicable jurisdiction, and all other rights and remedies available to the Administrative Agent, on behalf of any Secured Party, at law or in equity (including the right to file documentation evidencing the assignment of any Collateral constituting patents, trademarks, trademark applications, internet domain names or similar assets or rights to the Administrative Agent with the United States Patent and Trademark Office or any other governmental or non-governmental agency, organization or entity).  Each Grantor covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 27 hereof at least ten (10) days prior to such disposition.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have, to the extent permitted under applicable law, the right to the appointment of a receiver for the properties and assets of any Grantor, and the Grantors hereby consent to such rights and such appointment and hereby waive any objection the Grantors may have thereto or the right to have a bond or other security posted by the Administrative Agent, on behalf of the Secured Parties, in connection therewith.  The rights of the Administrative Agent shall be subject to its prior compliance with federal and state laws and regulations, to the extent applicable to the exercise of such rights.

(b)           Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may sell, transfer or otherwise dispose of the Collateral or any interest or right therein or any part thereof, in one or more parcels, at the same or different times, at a public or private sale, or may make any other commercially reasonable disposition of the Collateral or any portion thereof.  The Secured Parties may purchase the Collateral or any portion thereof at any public (except in accordance with Section 15) foreclosure sale.  Each purchaser at any sale or other disposition of the Collateral shall hold the Collateral sold absolutely free from any claim or right on the part of any Grantor, and, to the extent permitted by applicable law, the Grantors hereby waive all rights of redemption, stay, valuation and appraisal the Grantors now have or may at any time in the future have under any applicable law now existing or hereafter enacted.  The proceeds of the sale or other disposition shall be applied to the Secured Obligations in such order as set forth in the Credit Agreement.  Any remaining proceeds shall be paid over to the Grantors or others as provided by applicable law.

(c)           Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may proceed to perform any and all of the obligations of any Grantor contained in any of the Contracts, the Other Contracts or the Leases and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.  Each Grantor hereby appoints the Administrative Agent its attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, with power of substitution, to take such action, execute such documents, and perform such work, as the Administrative Agent may deem reasonably appropriate in exercise of the rights and remedies granted the Administrative Agent herein.  The powers herein granted shall include, but not be limited to, powers to sue on the Contracts, the Other Contracts, or the Leases and to seek all governmental approvals required for the operation of the Grantors’ business.  The power of attorney granted herein is coupled with an interest and shall be irrevocable until Security Termination.

(d)           Upon the occurrence and during the continuance of an Event of Default, should any Grantor fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts, the Leases, or the Licenses then the Administrative Agent, on behalf of the Secured Parties, but without obligation to do so and without releasing such Grantor from its obligation to do so, may perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Secured Obligations and shall bear interest from the payment of such costs or expenses at the Default Rate but only for so long as such Event of Default is continuing and at all other times at the rate applicable to Eurodollar Loans at such time.  No Secured Party shall be obligated to perform or discharge any obligation of any Grantor under any of the Contracts, the Other Contracts, the Leases, or Licenses and, except as may result from the gross negligence or willful misconduct of any Secured Party, each Grantor agrees to indemnify and hold each Secured Party harmless against any and all liability, loss and damage which the Secured Parties, or any of them, may incur under any of the Contracts, the Other Contracts, the Leases, or Licenses or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against any Grantor by reason of an act of any of the Secured Parties under any of the terms of this Agreement or under the Contracts, the Other Contracts, the Leases, or Licenses except to the extent such claims, losses or liabilities result from the gross negligence or willful misconduct of any of the Secured Parties.

(e)           Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent and the other Secured Parties shall have the right to an immediate writ of possession without notice of a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Administrative Agent and the other Secured Parties, or any of them, prior to seizure by the Administrative Agent or any of the other Secured Parties, or any of their transferees, assigns or successors in interest, of the Collateral or any portion thereof.

(f)            For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by such Grantor, and wherever the same may be located and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon any Grantor notwithstanding any subsequent cure or waiver of an Event of Default.  Upon Security Termination, this license granted to the Administrative Agent shall automatically and immediately terminate.

13.           Administrative Agent Attorney-in-Fact - Additional Powers.  Each Grantor hereby further appoints the Administrative Agent as its attorney-in-fact, provided that such appointment shall not be exercised until the occurrence of and during the continuance of an Event of Default, with power of substitution, and with authority to collect any and all distributions of cash and other assets due such Grantor from each issuer of Pledged Capital Stock, to receive, open and dispose of in an appropriate manner all mail addressed to such Grantor, and to notify the postal authorities to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate, to endorse the name of such Grantor on any note, acceptance, check, draft, money order or other evidence of debt or of payment which may come into the possession of any Secured Party, and generally to do such other things and acts in the name of such Grantor as are necessary or appropriate to protect or enforce the rights hereunder of the Secured Parties.  Each Grantor further authorizes the Administrative Agent, on behalf of the Secured Parties, effective upon the occurrence and during the continuance of an Event of Default, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by such Grantor all in the name of such Grantor.  After deducting all expenses and charges (including attorneys’ fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent shall apply the proceeds in payment of any of the Secured Obligations in such order of application as is set forth in Section 2.11 of the Credit Agreement, and, if a deficiency results after such application, each Grantor covenants and agrees to pay such deficiency to the Secured Parties.  The power of attorney granted herein is coupled with an interest and shall be irrevocable until Security Termination.

14.           Termination and Release.  Upon Security Termination, the Security Interests granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary or reasonably requested by the Grantors to terminate and release permanently the Security Interest in the Collateral granted to the Administrative Agent, on behalf of the Secured Parties hereunder, and any financing statements filed in connection herewith, and to cause the Collateral and any instrument of transfer previously delivered to the Administrative Agent to be delivered to the Grantors, all at the cost and expense of the Grantors (including by filing releases of any Intellectual Property Security Agreements filed in the United States Patent and Trademark Office, the United States Copyright Office or any similar office of any other country).

15.           Disposition of Pledged Capital Stock by the Administrative Agent.  To the extent that the Pledged Capital Stock are not registered under the various federal or state securities acts, the disposition thereof after the occurrence and during the continuance of an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration; each Grantor understands that, upon such disposition, the Administrative Agent, on behalf of the Secured Parties, may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Capital Stock than if the Pledged Capital Stock were registered pursuant to federal and state securities legislation and sold on the open market.  The Pledged Capital Stock is not, as of the date of this Agreement, registered under the various federal and state securities laws.  Each Grantor, therefore, agrees that:

(a)           if the Administrative Agent, on behalf of the Secured Parties, shall, pursuant to the terms of this Agreement, sell or cause the Pledged Capital Stock or any portion thereof to be sold at a private sale, the Secured Parties shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares or obligations of companies or entities in the same or similar business as the issuing company or entity, which brokerage or investment firm shall have reviewed financial data and other information available to the Secured Parties pertaining to the Grantors and their Subsidiaries (but shall not be obligated to seek such advice, and the failure to do so shall not be considered in determining the commercial reasonableness of the Administrative Agent’s action) as to the best manner in which to expose the Pledged Capital Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

(b)           absent manifest error, such reliance shall be conclusive evidence that the Secured Parties have handled such disposition in a commercially reasonable manner.

16.           Rights Cumulative.  Each Grantor agrees that the rights of the Secured Parties, under this Agreement, the Credit Agreement, any other Loan Document, any document executed in connection therewith, or any other contract or agreement now or hereafter in existence among the Secured Parties, or any of them, and any Grantor shall be cumulative, and that the Secured Parties, or any of them, may from time to time exercise such rights and such remedies as the Secured Parties, or any of them, may have thereunder and under the laws of the United States and any state, as applicable, in the manner and at the time that the Secured Parties in their sole discretion desire.  Each Grantor further expressly agrees that the Secured Parties shall not in any event be under any obligation to resort to any Collateral prior to exercising any other rights that the Secured Parties, or any of them, may have against any Grantor or its property, or to resort to any other collateral for the Secured Obligations prior to the exercise of remedies hereunder nor shall the rights and remedies of the Secured Parties be conditional or contingent on any attempt of the Secured Parties to exercise any of its or their rights under any other documents executed in connection herewith against such party or against any other Person.

17.           Responsibilities of Secured Parties.

(a)           None of the Secured Parties shall in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted.  The Secured Parties shall be responsible only for the application of such cash or other property as it actually receives under the terms hereof and the exercise of ordinary care in the custody of any Collateral in its possession; provided, however, that the failure of the Administrative Agent to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such rights, interests, powers and authorities.

(b)           Upon the occurrence of an Event of Default, the Administrative Agent shall receive, to the fullest extent permitted by applicable law and governmental policy, all rights necessary or desirable to obtain, use or sell the Pledged Capital Stock, and to exercise all remedies available to it under this Agreement, the Loan Documents, the UCC or other applicable law.

18.           Grantors’ Obligations Absolute.

(a)           The obligations of the Grantors under this Agreement shall be direct and immediate and not be conditional or contingent upon the pursuit of any other remedies against the Grantors, or any of them, or any other Person, nor against other security or Liens available to any Secured Party or its or their respective successors, assigns or the Administrative Agent.  The Grantors waive any right to require that an action be brought against any other Person or to require that any Secured Party resort to any security or to any balance of any deposit account or credit on the books of any Lender in favor of any other Person or to require resort to rights or remedies hereunder prior to the exercise of any other rights or remedies of the Secured Parties in connection with the Loans and Letters of Credit.

(b)           The obligations of the Grantors hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (i) any bankruptcy, insolvency, reorganization, arrangements, readjustment, composition, liquidation or the like of any Grantor or any issuer of the Collateral; (ii) any exercise or non-exercise or any waiver by the Secured Parties of any rights, remedy, power or privilege under or in respect of the Secured Obligations, this Agreement, the Credit Agreement, or any other document executed in connection therewith, or any security for any of the Secured Obligations (other than this Agreement); or (iii) any amendment to or modification of the Secured Obligations, this Agreement, the Credit Agreement or any other document executed in connection therewith or any security for any of the Secured Obligations (other than this Agreement), whether or not the Grantors shall have notice or knowledge of any of the foregoing, but nothing contained herein shall be deemed to authorize the amendment of any such documents to which any Grantor is a party without such Grantor’s written agreement.

19.           Voting Rights.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may exercise all voting rights and all other ownership or consensual rights of, or with respect to, the Pledged Capital Stock, but under no circumstances is the Administrative Agent obligated to exercise such rights. Each Grantor hereby appoints the Administrative Agent as such Grantor’s true and lawful attorney-in-fact and irrevocable proxy to vote the Pledged Capital Stock in any manner the Administrative Agent deems advisable, consistent with the provisions of the Credit Agreement, for or against all matters submitted or which may be submitted to a vote of the holders of the Capital Stock in such Person; provided, however, that, until such occurrence of an Event of Default, and at all times thereafter when no Event of Default is continuing, each Grantor shall retain exclusively all voting rights to its Pledged Capital Stock.

20.           Registration of Assignment.  The registrar, if any, for the Pledged Capital Stock shall be each of the Subsidiaries of the Grantors and such Persons as indicated by the issuers of the Pledged Capital Stock which are not Subsidiaries (collectively, the “Registrars”).  With respect to the Pledged Capital Stock of any Subsidiary, the registration records, if any, of each of the issuers of the Pledged Capital Stock which are maintained by and in the possession of each of the Registrars (the “Registration Books”) are the only records maintained to evidence the ownership and transfer of ownership or other interests, including security interests, in the Pledged Capital Stock.  There is no effective registration of record or to the knowledge of any Grantor any claim with respect thereto, of any Lien on the Pledged Capital Stock, other than the Lien set forth herein.  The assignment granted in the Pledged Capital Stock of a Subsidiary hereby has been duly entered in the Registration Books, if any, maintained for such purpose by each of the Registrars.  The Grantors shall ensure that none of the Registrars shall cause, suffer or permit to occur any transfer of record of the Pledged Capital Stock or any interest therein except in accordance with the Credit Agreement.  Upon receipt of written notice by the Administrative Agent that an Event of Default has occurred and is continuing and that all or any part of the Pledged Capital Stock or any interest therein have been sold, assigned or otherwise disposed of by the Secured Parties in accordance with the terms hereof, and identifying the interests so assigned, the Grantors shall ensure that each of the Registrars shall forthwith cause the Pledged Capital Stock to be re-registered as appropriate to duly reflect of record such transfers.

21.           Security Interest Absolute.  All rights of the Secured Parties and all security interests and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of:  (a) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Document; (b) any change in the time, manner or place of payment of, or any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, the Notes, or any other Loan Document; (c) any increase in, addition to, exchange or release of, or non-perfection of any Lien on or security interest in any other collateral or any release of, amendment of, waiver of, consent to or departure from any security document or guaranty, for all or any of the Secured Obligations; or (d) the absence of any action on the part of the Secured Parties to obtain payment or performance of the Secured Obligations from any other Loan Party.

22.           Changes in Applicable Law.  The parties acknowledge their intent that, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall receive, to the fullest extent permitted by applicable law, all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Agreement, the UCC as in effect in any applicable jurisdiction, or other applicable law.  The parties further acknowledge and agree that, in the event of changes in law occurring subsequent to the date hereof that affect in any manner the Administrative Agent’s rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Administrative Agent to obtain such rights of access, use or sale, the Administrative Agent and the Grantors shall amend this Agreement in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such rights to the greatest extent possible consistent with this Agreement on the date hereof.

23.           Amendments and Waivers. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement or of any other Loan Document, or of any instrument or document executed and delivered by any Grantor or any other obligor to the Secured Parties, nor additional Loans made or Letters of

Credit issued by the Secured Parties, to any Grantor, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to any Grantor or any other collateral or guaranty by the Secured Parties, nor any lack of validity or enforceability of any Loan Document or any term thereof nor any other act of the Secured Parties, shall release the Grantors from any Secured Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Credit Agreement with respect to such Secured Obligation or upon Security Termination.  None of the Secured Parties shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent or one or more of the Administrative Agent or the Lenders in accordance with the Credit Agreement and then only to the extent therein set forth.  A waiver by the Secured Parties, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

24.           New Subsidiaries.  Each new Subsidiary of any Loan Party (whether by acquisition, creation or designation) that is required to enter into this Agreement pursuant to Section 5.11 of the Credit Agreement, shall execute and deliver in favor of the Administrative Agent an instrument in the form of the Pledge and Security Agreement Supplement attached hereto and made a part hereof as Annex 1 (the “Pledge and Security Agreement Supplement”).  Upon the execution and delivery of the Pledge and Security Agreement Supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any Pledge and Security Agreement Supplement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.           Assignment.  Each Grantor agrees that this Agreement and rights of the Secured Parties hereunder may in the discretion of such Person be assigned in whole or in part by such Person in connection with any permitted assignment of the Credit Agreement or the indebtedness evidenced thereby.  The Administrative Agent may also appoint sub-Administrative Agents in accordance with the terms of the Credit Agreement.  Each Grantor agrees that the rights of any and all assignees shall be independent of any claims such Grantor may have against the assignor or assignors.  In the event this Agreement is so assigned by any of the Secured Parties, the terms “Administrative Agent,” “Secured Parties,” and “Secured Party” wherever used herein shall be deemed to refer to and include any such assignee or assignees, as appropriate.

26.           Successors and Assigns.  This Agreement shall apply to and bind the respective successors and permitted assigns of the Grantors and inure to the benefit of the respective successors and assigns of the Secured Parties.

27.           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be given in a manner prescribed in Section 10.1 of the Credit Agreement.

28.           Governing Law; Binding Agreement.  The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York, without regard to conflicts of law principles.

This Agreement, together with all documents referred to herein, constitutes the entire Agreement among the Grantors and the Secured Parties, or any of them, with respect to the matters addressed herein, and may not be modified except by a writing executed and delivered by the parties hereto.

29.                                 WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF THIS AGREEMENT.

30.                                 Miscellaneous.

(a)                                  This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)                                 This Agreement shall supersede any prior agreement or understanding between the parties (other than the Credit Agreement or other Loan Documents) as to the subject matter hereof.  Any matter not specifically addressed herein shall be governed by the Credit Agreement and to the extent of any inconsistencies between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

(c)                                  Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(d)                                 Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(e)                                  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Secured Party or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(f)                                    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(g)                                 Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  The satisfaction, repayment, or payment in full of the Secured Obligations shall not be deemed to have occurred hereunder until Security Termination.  Any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(h)                                 All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

(i)                                     Time is of the essence with regard to the Grantors’ performance of their obligations hereunder.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands by and through their duly authorized representatives as of the day and year first written above.

GRANTORS:	NETSPEND HOLDINGS, INC., as a Grantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

NETSPEND CORPORATION, as a Grantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

SKYLIGHT ACQUISITION I, INC., as a Grantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

SKYLIGHT FINANCIAL INC., as a Grantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

NETSPEND PAYMENT SERVICES, INC., as a Grantor

	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, on behalf of the Secured Parties

	By:	/s/ David Bennett
		Name:	David A. Bennett
		Title:	Vice President

SCHEDULE 1

TO

PLEDGE AND SECURITY AGREEMENT

Description of Pledged Capital Stock Owned by Grantors

Issuer	Type & Class of Ownership of Interest	Percentage of Total Capital Stock Issued & Outstanding	Units of Capital Stock Pledged	Certificated or Uncertificated	Certificate Number, if any

Meta Financial Group, Inc.	Common Stock	4.86% Equity Interest(1)	150,000 shares	Certificated	Certificate #MFG5273

NetSpend Corporation	Common Stock	100% Equity Interest	100 shares	Certificated	Certificate No. 2

Skylight Acquisition I, Inc.	Common Stock	100% Equity Interest	100 shares	Certificated	Certificate No. 2

NetSpend Payment Services, Inc.	Common Stock	100% Equity Interest	100 shares	Certificated	Certificate No. 1

Skylight Financial Inc.	Common Stock	100% Equity Interest	100 shares	Certificated	Certificate No. 319

(1) Based on 3,085,672 shares of common stock of Meta Financial Group, Inc. outstanding at August 6, 2010, as reported in Meta Financial Group, Inc.’s Form 10-Q for the fiscal quarter ended June 30, 2010, filed with the SEC on August 10, 2010.

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SCHEDULE 2

TO

PLEDGE AND SECURITY AGREEMENT

Chief Executive Office, FEIN, Organizational Number

Grantor:	NetSpend Holdings, Inc.

Jurisdiction of Organization:	Delaware

Chief Executive Office:	NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Location of Records:	NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

FEIN:	20-2306550

Organizational Number:	3766260

Grantor:	NetSpend Corporation

Jurisdiction of Organization:	Delaware

Chief Executive Office:	NetSpend Corporation
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Location of Records:	NetSpend Corporation
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

NetSpend Corporation
901 Mariners Island Blvd #300

2

San Mateo, CA 94404

NetSpend Corporation
11150 Overbrook Road, Suite 225
Leawood, KS 66211

FEIN:	74-2907514

Organizational Number:	3459072

Grantor:	Skylight Acquisition I, Inc.

Jurisdiction of Organization:	Delaware

Chief Executive Office:	Skylight Acquisition I, Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Location of Records:	Skylight Acquisition I, Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Skylight Acquisition I, Inc.
c/o Skylight Financial Inc.
1455 Lincoln Parkway
Suite 600
Atlanta, GA 30346

FEIN:	26-1957930

Organizational Number:	4553106

Grantor:	Skylight Financial Inc.

Jurisdiction of Organization:	Delaware

Chief Executive Office:	Skylight Financial Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200

3

Austin, TX 78701

Location of Records:	Skylight Financial Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Skylight Financial Inc.
1455 Lincoln Parkway
Suite 600
Atlanta, GA 30346

FEIN:	58-2423568

Organizational Number:	2958573

Grantor:	NetSpend Payment Services, Inc.

Jurisdiction of Organization:	Delaware

Chief Executive Office:	NetSpend Payment Services, Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

Location of Records:	NetSpend Payment Services, Inc.
c/o NetSpend Holdings, Inc.
701 Brazos Street
Suite 1200
Austin, TX 78701

NetSpend Payment Services, Inc.
4424 Taggart Creek Rd., Suite 101
Charlotte, NC 28208

FEIN:	26-3702733

Organizational Number:	4618076

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SCHEDULE 3

TO

PLEDGE AND SECURITY AGREEMENT

Commercial Tort Claims

None.

EXHIBIT A

TO

PLEDGE AND SECURITY AGREEMENT

Copyright Security Agreement

A-1

COPYRIGHT SECURITY AGREEMENT

(                                        )

THIS COPYRIGHT SECURITY AGREEMENT (“Agreement”) is between                                          (the “Grantor”), and SUNTRUST BANK (together with its successors and assigns, the “Administrative Agent”), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, and the Lenders.

R E C I T A L S:

A                                      The Grantor, certain of Grantor’s Affiliates, and the Administrative Agent on behalf of the Secured Parties have entered into that certain Pledge and Security Agreement, dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement or if not defined therein, the Credit Agreement).

B                                        Pursuant to the terms of the Security Agreement, the Grantor has granted to the Administrative Agent on behalf of the Secured Parties a Lien and Security Interest in all General Intangibles of the Grantor, including, without limitation, all of the Grantor’s right, title, and interest in, to and under all now owned and hereafter acquired copyrights and copyright Licenses, and all products and Proceeds thereof, to secure the payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to further secure the payment and performance of the Secured Obligations, the Grantor hereby grants to the Administrative Agent on behalf of the Secured Parties a Lien and continuing security interest in all of the Grantor’s right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether presently existing or hereafter created or acquired:

(1)                                  each copyright, each registration of a copyright (“Copyright Registration”), and each application for registration of a copyright (“Copyright Application”), including, without limitation, each copyright, Copyright Registration, and Copyright Application referred to in Schedule 1 annexed hereto;

(2)                                  each copyright License; and

(3)                                  all products and Proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present, or future infringement or breach of any copyright, Copyright Registration, Copyright Application, or copyright License, including, without limitation, any copyright or Copyright Registration listed in

Schedule 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in Schedule 1 annexed hereto.

The Lien and security interest contained in this Agreement is granted in conjunction with the Security Interest granted to the Administrative Agent on behalf of the Secured Parties pursuant to the Security Agreement.

The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent on behalf of the Secured Parties with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there are any inconsistencies between this Agreement and the Security Agreement, the Security Agreement shall govern.

Upon the Security Termination, the Lien and security interest granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release the Lien and security interest in the Copyright Collateral, including by filing releases of such Lien and security interest in the United States Copyright Office, and if applicable, other similar offices and agencies of other countries.

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed by its duly authorized representatives as of the      day of                  20    .

GRANTOR:	, as the Grantor

By:
Name:
Title:

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

[NETSPEND — COPYRIGHT SECURITY AGREEMENT]

ACKNOWLEDGMENT

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me this            day of                      20    , by                             , as                     of                                         , on behalf of such corporation.

{Seal}	Notary Public in and for the State of

My commission expires:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me this            day of                      20    , by                               , as                            of SunTrust Bank, on behalf of such corporation.

{Seal}	Notary Public in and for the State of

My commission expires:

Schedule 1

to

Copyright Security Agreement

COPYRIGHTS

Owner of Record	Country of Registration	Copyright	Application or Registration No.	Registration or Filing Date	Expiration Date	Title

COPYRIGHT LICENSES

Name of Agreement	Copyright	Date of Agreement

EXHIBIT B

TO

PLEDGE AND SECURITY AGREEMENT

Patent Security Agreement

B-1

PATENT SECURITY AGREEMENT

(                                        )

THIS PATENT SECURITY AGREEMENT (“Agreement”) is between                                          (the “Grantor”), and SUNTRUST BANK (together with its successors and assigns, the “Administrative Agent”), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, and the Lenders.

R E C I T A L S:

A                                      The Grantor, certain of Grantor’s Affiliates, and the Administrative Agent on behalf of the Secured Parties have entered into that certain Pledge and Security Agreement, dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement or if not defined therein, the Credit Agreement).

B                                        Pursuant to the terms of the Security Agreement, the Grantor has granted to the Administrative Agent on behalf of the Secured Parties a Lien and Security Interest in all General Intangibles of the Grantor including, without limitation, all of the Grantor’s right, title, and interest in, to and under all now owned and hereafter acquired patents and patent Licenses, and all products and Proceeds thereof, to secure the payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to further secure the payment and performance of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, on behalf of the Secured Parties, a Lien and continuing security interest in all of the Grantor’s right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether presently existing or hereafter created or acquired:

(1)                                  each patent and each application for a patent (“Patent Application”), including, without limitation, each patent and Patent Application referred to in Schedule 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

(2)                                  each patent License; and

(3)                                  all products and Proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present, or future infringement or breach of any patent or patent License, including, without limitation, any patent referred to in Schedule 1 annexed hereto, and any patent issued pursuant to a Patent Application referred to in Schedule 1 annexed hereto.

The Lien and security interest contained in this Agreement is granted in conjunction with the Security Interest granted to the Administrative Agent on behalf of the Secured Parties pursuant to the Security Agreement.

The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent on behalf of the Secured Parties with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there are any inconsistencies between this Agreement and the Security Agreement, the Security Agreement shall govern.

Upon the Security Termination, the Lien and security interest granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release the Lien and security interest in the Patent Collateral, including by filing releases of such Lien and security interest in the United States Patent and Trademark Office, and if applicable, other similar offices and agencies of other countries.

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed by its duly authorized representative as of the      day of                  20    .

GRANTOR:	, as the Grantor

By:
Name:
Title:

[NETSPEND — PATENT SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

[NETSPEND — PATENT SECURITY AGREEMENT]

Schedule 1

to

Patent Security Agreement

PATENTS

Owner of Record	Country of Origin	Patent Identification	Application or Registration No.	Registration or Filing Date	Issue Date (if known)	Expiration Date

PATENT LICENSES

Name of Agreement	Patent	Date of Agreement

EXHIBIT C

TO

PLEDGE AND SECURITY AGREEMENT

Trademark Security Agreement

C-1

TRADEMARK SECURITY AGREEMENT

(                                        )

THIS TRADEMARK SECURITY AGREEMENT (“Agreement”) is between                                          (the “Grantor”), and SUNTRUST BANK (together with its successors and assigns, the “Administrative Agent”), acting in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, and the Lenders.

R E C I T A L S:

A                                      The Grantor, certain of Grantor’s Affiliates, and the Administrative Agent on behalf of the Secured Parties have entered into that certain Pledge and Security Agreement, dated as of September 24, 2010 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement or if not defined therein, the Credit Agreement).

B                                        Pursuant to the terms of the Security Agreement, the Grantor has granted to the Administrative Agent on behalf of the Secured Parties a Lien and Security Interest in all General Intangibles of the Grantor, including, without limitation, all of the Grantor’s right, title, and interest in, to and under all now owned and hereafter acquired trademarks, together with the goodwill of the business symbolized by the Grantor’s trademarks, and trademark Licenses, and all products and Proceeds thereof, to secure the payment and performance of the Secured Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to further secure the payment and performance of the Secured Obligations, the Grantor hereby grants to the Administrative Agent on behalf of the Secured Parties a Lien and continuing security interest in all of the Grantor’s right, title, and interest in, to, and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter created or acquired:

(1)                                  each trademark, trademark registration (“Trademark Registration”) and trademark application (“Trademark Application”), including, without limitation, each trademark, Trademark Registration and Trademark Application referred to in Schedule 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

(2)                                  each trademark License; and

(3)                                  all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future (a) infringement, dilution or breach of any trademark, Trademark Registration, Trademark Application and trademark License, including, without limitation, any trademark or Trademark

Registration referred to in Schedule 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in Schedule 1 annexed hereto; or (b) injury to the goodwill associated with any trademark, Trademark Registration and Trademark Application.

The Lien and security interest contained in this Agreement is granted in conjunction with the Security Interest granted to the Administrative Agent on behalf of the Secured Parties pursuant to the Security Agreement.

The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent on behalf of the Secured Parties with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there are any inconsistencies between this Agreement and the Security Agreement, the Security Agreement shall govern.

Upon the Security Termination, the Lien and security interest granted hereunder shall automatically terminate and the Administrative Agent shall promptly take any actions reasonably necessary to terminate and release the Lien and security interest in the Trademark Collateral, including by filing releases of such Lien and security interest in the United States Patent and Trademark Office, and if applicable, other similar offices and agencies of other countries.

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2

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed by its duly authorized representative as of the      day of                  20    .

GRANTOR:	, as the Grantor

By:
Name:
Title:

[NETSPEND - TRADEMARK SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

[NETSPEND - TRADEMARK SECURITY AGREEMENT]

Annex 1 to Security Agreement

Form of Supplement

Schedule 1

to

Trademark Security Agreement

FEDERAL TRADEMARKS

Owner of Record	Country of Registration	Trademark	Application or Registration No.	Filing Date	Expiration Date	Goods

STATE TRADEMARKS

Owner of Record	Trademark	State	Serial No.	Filing Date

TRADEMARK LICENSES

Agreement	Parties	Date of Agreement

ANNEX 1

TO

PLEDGE AND SECURITY AGREEMENT

Form of Pledge and Security Agreement Supplement

2

FORM OF PLEDGE AND SECURITY AGREEMENT SUPPLEMENT

Supplement No.        (this “Supplement”) dated as of                               , 20    , to the Pledge and Security Agreement dated as of September 24, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among each of the “Grantors” party from time to time thereto (each of the foregoing, a “Grantor”, and, collectively, the “Grantors”) and SunTrust Bank, in its capacity as Administrative Agent for the Secured Parties (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as the same may be hereafter amended, modified, supplemented or restated from time to time, the “Credit Agreement”; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement or if not defined therein, the Credit Agreement) pursuant to which, among other things, the Lenders have agreed to make or continue to make Loans and issue Letters of Credit to the Borrower, subject to the terms and conditions set forth therein; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement, any new, direct or indirect, Subsidiaries of the Loan Parties must execute and deliver certain Loan Documents, including, without limitation, the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor (the “New Grantor”) may be accomplished by the execution of this Supplement in favor of the Administrative Agent for the benefit of the Secured Parties.

NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Grantor agrees as follows:

1.                                       In accordance with Section 24 of the Security Agreement, the New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and security title to and lien on all Collateral of the New Grantor to secure the full and prompt payment of the Secured Obligations.  Attached hereto are supplemental Schedules 1 and 2 setting forth the information with respect to the New Grantor required pursuant to Sections 2 and 6 of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor.  The Security Agreement is incorporated herein by reference.

2.                                       The New Grantor represents and warrants to the Administrative Agent and the Secured Parties that this Supplement has been duly executed and delivered by the New Grantor

3

and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.                                       This Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an electronic file in Adobe Corporation’s Portable Document Format or PDF file shall be deemed an original signature hereto.

4.                                       Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.                                       The provisions of this Supplement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTOR:	, as the New Grantor

By:
Name:
Title:

ADMINISTRATIVE AGENT:	SUNTRUST BANK, as the Administrative Agent

By:
Name:
Title:

[NETSPEND — PLEDGE SUPPLEMENT]

SCHEDULE 1
to
Pledge and Security Agreement Supplement

Description of Pledged Capital Stock Owned by New Grantor

Issuer	Type & Class of Ownership of Interest	Percentage of Total Capital Stock Issued & Outstanding	Units of Capital Stock Pledged	Certificated or Uncertificated	Certificate Number, if any

6

SCHEDULE 2
to
Pledge and Security Agreement Supplement

Chief Executive Office, FEIN, Organizational Number of New Grantor

New Grantor:

Jurisdiction of Organization:

Chief Executive Office:

Location of Records:

FEIN:

Organizational Number:

7